U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

         Date of Report (Date of earliest event reported): May 15, 2003



         FORMER COMPANY:
         FORMER CONFORMED NAME:     WARRENSBURG ENTERPRISES INC.
         DATE OF NAME CHANGE:       March 14, 2003



                             ATLANTIC SECURITY INC.
--------------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


         Florida                                        65-0963962
         -------                                        ----------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)



                                   Glyme House
                                St. John's Street
                              Bicester,Oxfordshire
                                    OX26 6SL
                                 United Kingdom
                    (Address of principal executive offices)


                                00 44 1869 242378
                (Issuer's telephone number, including area code)

ITEM 1   CHANGES IN CONTROL OF REGISTRANT

On May 15, 2003, Atlantic Security, Inc. ("ASI" or the "Company") entered into a Stock Purchase Agreement and Share Excchange ("Agreement") with Atlantic Security Limited ("ASL" or "Limited") (a copy of which is attached hereto as Exhibit A), under which ASI acquired the entire issued share capital of ASL which is a United Kingdom registered company. Pursuant to the Agreement, on May 15, 2003, Shelley Goldstein, the President and sole director resigned as officer and director of the Company and was replaced by Terence Sullivan, the Chief Executive Officer and principal shareholder of ASL. In addition, Mr. Christopher Holmes and Mr. Howard Smith were appointed to the Board of Directors of ASI.


ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

ASI has its principal offices at Glyme House, St. John's Street, Bicester, Oxfordshire, OX26 6SL, United Kingdom, where its telephone number is 00 44 1895 242378. Pursuant to the Agreement, on May 15, 2003 it acquired a 100% interest in ASL and ASL became wholly owned subsidiary of the Company.

The offering of ASI's shares to the ASL shareholders was conducted pursuant to an exemption from registration, namely Regulation S of the Securities Act of 1933, as amended (the "Act"). As a result, the ASI shares held by former ASL shareholders are "restricted securities" subject to Rule 144 of the Act. Under the terms of the acquisition, the ASL shareholders exchanged 39,805 shares of ASL's Common Stock for a consideration of 3,980,500 shares of ASI's Common Stock.

Following the effective date of the acquisition of ASL by ASI on May 15, 2003, 2003, the total issued and outstanding shares of ASI's common stock was 4,980,500 and the significant shareholders are as follows:


Name                                Position               Number of                 Percentage
                                                           Shares                    Holding

Terence Sullivan                    C.E.O.                     2,400,000             48.19%
Chris Holmes                        Non-Executive                100,000              2.00%
Howard Smith                        C.O.O.                       100,000              2.00%
Greg Chan                           Secretary                      3,000              0.06%

All Current Directors
and Officers as a
Group (4 Persons)                                              2,603,000             52.26%


DESCRIPTION OF THE BUSINESS
---------------------------

Atlantic Security Limited is a relatively new company, which has been formed to market and setup sales channels globally for products both developed by it and for products for which it has acquired licenses. ASL holds the marketing and intellectual rights for the various products which the company has acquired or developed. Limited is an "applications development technology company" that designs and builds real-time wireless applications. It also acquires the rights to appropriate technology assets.

Under the terms of its license from Comnytell Limited, ASL has the rights to sell the SatraX(TM) asset management solutions in the UK, which will provide the initial revenue stream for the company.

Mode of Operation
-----------------

ASL has recognized the high costs involved in the development of technological solutions and to counteract this problem it has adopted a partnership approach to dealing with the two high cost areas of development and marketing. In development terms, it has entered into a number of strategic partnerships with major industry players. In each case where it has entered into a partnership with an actual development operation, such as for its Sniffer(TM) products, it has an exclusive option to buy out its partners at some point in the future, for a given cost.

In terms of its marketing approach, the entire network of commercial relationships of ASL's proven Blue Chip Board of Directors will be used to leverage the business opportunities for all products across a broader, international client base.

ASL also intends to seek mass-market opportunity sales with `key' third party sales outlets, which have the ability to sell and market the product to `B2B' outlets. A product branding opportunity will be offered to those companies who are prepared to commit to key milestone purchases of the product.

Products
--------

The Company offers highly innovative:

     o    Asset Tracking System. (SatraX(TM))
     o    Bio-Molecular Detection software and detection devices. (Biosub)
     o    Chemical Molecular Detection software and detection devices. (Molsub)
     o    Video Surveillance software applications.


Its principle asset is the worldwide license to market and sub-licence the SatraX(TM) product which it acquired from Comnytell Limited.

SatraX(TM)

SatraX(TM) is a globally-available and highly cost-effective asset tracking solution which features include:

     o    Ability to view assets on Pan European street level mapping including
          Eire.
     o    Production of snail trails.
     o    Ability to replay Journeys.
     o    Ability to obtain asset location by exception.
     o Drop Box displaying Car Reg, direction of travel, speed, date, time and current location.
     o    Drop down box to provide text radius search of street names.
     o Mapping which includes road speeds, service stations, speed cameras, cafes, Motorway services and bridge heights.
     o Report suite to provide, journey logging including postcodes and roads travelled, supplemented by summary and exception reports.
     o Ability to provide Internet e-mail facility for reports. Use of the Portal is being encouraged to its maximum, as each use will ensure cost is accrued to the `in-vehicle' SIM, where the company receives a `downstream' revenue.
     o    Business and private mileage report.
     o    Vehicle Routing program.
     o    Truck Stop scheduling program.
     o    Vehicle Theft Monitoring.

The Biological Substance Detector (BIOSUB)

The "Biosub" detection device is based upon the detection of unique properties of bacteria and their spores. The device has been designed as an on-line instrument with the capability to detect ultra-low concentrations of biological agents in the air almost instantly (on average less than one minute response time is achieved depending on the concentration of the biological substance). This device has already been developed to detect anthrax spores and small pox agents and many other biological substances will be possible (subject to further R&D & testing).

The bio-detector comprises the following major units
----------------------------------------------------

     o A `smart' inlet enables biological agents with certain properties to enter the system;
     o Active, selective unit where biological agents are processed & selected;
     o    A flow maintaining system; and
     o    A counting unit connected to a PC or a data acquisition system

Mode of action
--------------

     Airborne particles of bio-warfare agents are drawn into the smart inlet where aerosol particles are removed from the flow. The biological agents of interest then enter into the active selective unit, where the biological spores are counted. The number of spores counted represents the concentration of the bio-agent in the air sample analyzed.

     The diagnostic technology combines very low detection limits with a high degree of selectivity by combining several stages of selection based upon unique signatures of a bio-warfare agent. In some cases, it can detect a single spore in a cubic metre (m3).

The Molecular Detector (Molsub)

The "MOLSUB" is a highly sensitive detector capable of measuring ultra-low concentrations of different substances in a gas media based upon the selective condensation of a working fluid onto the molecules of interest. The detector is based upon a physical multiplication process enabling a small amount of an organic compound to be enlarged up to readily detectable sub-micron droplets. It is designed to be a portable user-friendly instrument for measuring ultra-low concentrations of toxic and dangerous substances e.g. explosives, narcotics, firearms, fissionable materials, human & animal cargo, etc.

The molecular-detector comprises the following major units

     o A molecular selective inlet that enables only molecules of certain sizes to enter into the system;
     o An ion mobility selector operating on the same principle as ion mobility spectrometry (IMS) but an original design;
     o    Condensation unit that is the core of the multiplication technology;
          and
     o    An optical particle counter for counting micro droplets formed

Mode of action
--------------

Traces of the molecules of interest in the air are drawn into the molecular selective inlet where aerosol particles and smaller molecules (such as methane) are removed from the flow. After passing through the molecular selective inlet, the flow containing the molecules of interest enters into the ion mobility selector where the molecules of interest are passed through and enter the condensation unit. Within the latter, the molecules of interest become droplets due to condensation of the working fluid. Outlet of the condensation unit is connected to an optical particle counter where particles are counted and signals represent the concentrations of all trace compound of interest in the air sample analyzed.

Wireless Cam(TM)
----------------

This product enables the use of wireless connectivity to a number of `CCTV' cameras. Cameras can be put anywhere and monitored from distributed mobile locations. These cameras can even be in different geographical locations. The ASL product makes existing cameras intelligent, enabling cameras to run special applications. These applications include:

     o    Facial recognition at the camera;
     o Acceptance of data from a remote database on a number of separate facial recognition options;
     o    remote identification and tracking;
     o The transfer of information of identified persons from camera to camera independent of the center.
     o redundancy option, where the next camera (customer defined) takes over the field of view in the event of a camera failure;
     o    intra-camera communication;
     o    local storage of digital video;
     o ability to transfer video images to remote installations / sites such as police cars and/or handhelds;
     o    Providing sound and visual display to remote screens in real time

Terms of the acquisition of Limited by ASI
------------------------------------------

The Board of Directors of ASL approved the acquisition by resolution on May 15, 2003. The Board of Directors of the ASI approved the acquisition by resolution on May 15, 2003. The shareholders of ASL approved the acquisition by majority written consent on May 15, 2003. The shareholders of ASI approved the merger by majority written consent on May 15, 2003.

Purpose of Acquisition
----------------------

The main purpose of the acquisition was to provide shareholders of ASL with a liquid market for their shares and to transfer the assets and business of ASL to ASI.

Management
----------

Terence Sullivan - President & CEO
----------------------------------

Mr. Sullivan has been a board level advisor to various Blue Chip companies including C&W North America; BT, Reuters & MCI. He is also an advisor to Boxmind, the Oxford University global e-learning initiative. He was Chairman & Vice Chairman for 10-years of IATA's communication work groups and the Vice Chairman of the Aeronautical Co-ordination Communication Committee for Transportation (ACCT) whose members were all of the global airlines & Telcos

He was CEO & European Chairman of CyberSafe inc a large US security company and more recently he was CEO of OpenMobile a wireless company. He has a proven track record starting, growing & successfully selling IT start-ups.

Howard Smith - Non-Executive Director and COO
---------------------------------------------

Mr. Smith has a proven executive management career in the telecommunication and information technology industries. His previous roles included:-

     o Vice President of Marketing and Business Development, FLAG Telecom Holdings, Ltd.;
     o Vice President/General Manager, Syncordia Global Solutions, the international outsourcing company of British Telecom;
     o Vice President-Marketing and NEWCO, General Signal Corporation / Network Division
     o Mr. Smith also held senior management positions in management, marketing, finance and service operations.

Christopher Holmes - Non-Executive Director
-------------------------------------------

Mr. Holmes brings a wealth of experience from over twenty-five years of working in the IT industry. He is an experienced government consultant who has worked for the British Government Cabinet Office where he served as deputy Director of IT as well as several Central government departments, agencies, local authorities and the IT services industry.

He was previously Head of Procurement at British Telecommunications and looked after a budget of over (pound)2 billion pounds.In a diverse career within British Telecom, he has built Sales, Service and Marketing initiatives across the four BT Regions - UK, Europe, Americas, Asia.

He was also responsible for marketing of Visual Services, Messaging, EDI, Network Management Services, Broadband and networked Groupware services to BTs Global Customers. He established the BT Network and Systems Architecture and is a Member of the Society of Manufacturing Engineers (US).

Dr. Boris Gorbunov - V.P.-Nanotechnology & Biotechnology
--------------------------------------------------------

Dr. Gorbunov's 38-year academic career encompasses 6 patents & circa 150publications to date. His accomplishments include designing & managing the development of all molecular & biotechnology technologies (software & hardware) for a major British manufacturer. He has a proven track record in designing & developing nanotechnology solutions for volume manufacture & subsequent reliable commercial use, including high profile EU approved projects.

Intellectual Property
---------------------

ASL is a company that has acquired the worldwide marketing rights to the SatraX(TM) product. In addition, it has an exclusive contractual relationship with Dr. Gorbunov under which it has the rights to acquire all of the IPR for all of the Bio-technology and Nano-technology products developed by Dr. Gorbunov and his team. Under the terms of this agreement, any IPR so acquired is transferable at the behest of the new owners.

Revenues
--------

ASL has the benefit of a world-wide non-exclusive distribution agreement for SatraX(TM) and it is this product which will be used to initially build the fortunes of the company, providing the revenue to continue the development of the other products in ASL's stable. ASL has developed relationships with a number of "blue-chip" companies in the UK and in the US, a number of whom, they believe, will place orders for the company's products when the company is quoted on the "Pink Sheets" in the U.S.

The management of ASL expect revenues to grow rapidly through 2006, with greater-than-normal anticipated profit returns. It should be emphasised, however, that these statements should not be construed as being projections, either in terms of anticipated revenues or profits.

Employees
---------

As of May 15, 2003, ASL had four employees. Of these employees, one was based in the US, with the other three being based in the UK. Of these employees two were classified as executive, and one as administrative. ASL's employees do not belong to a collective bargaining unit, and Sullivan is not aware of any labour union organizing activity.

Corporate Headquarters
----------------------

ASL's corporate offices are located at Glyme House, Bicester, Oxfordshire, U.K. with a sales office in Alexandria (Reston), Virginia U.S.

ITEM 6   Resignations of Directors

On May 15,2003, the current Director and President of ASI, Shelley Goldstein resigned and was replaced by Terence Sullivan, the Chief Executive and major shareholder of ASL. Such resignation was pursuant to the terms of the Agreement and was not due to a disagreement with the Company.

ITEM 7   Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

Financial statements of the Company will be filed by an amendment to this Report within 60 days after this Report must be filed.

(b)  Pro forma financial information

Pro forma financial information will be furnished with the aforementioned amendment.

(c)  Exhibits

Number            Exhibit
------            -------

2.1 Stock Purchase Agreement and Share Exchange dated as of May 15, 2003 by and among Atlantic Security, Inc. and Atlantic Security Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATLANTIC SECURITY INC.


Dated:  May 30, 2003                         By: /s/  Terence Sullivan
-------------------------                    -------------------------
                                             Name:  Terence Sullivan
                                             Title: President